UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2018

EVOQUA WATER TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 772-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 18, 2018, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Evoqua Water Technologies Corp. (the “Company”) approved payment of the annual bonus award earned by each of the Company’s named executive officers under the 2018 Management Incentive Plan (the “2018 MIP”) in Restricted Stock Units in lieu of a cash bonus payment.  Amounts earned under the 2018 MIP will be determined following the 2018 fiscal year end, September 30, 2018, based on fiscal year results.  Each named executive officer will receive Restricted Stock Units with a value equal to 120% of the amount that would have otherwise been payable in cash to such individual under the 2018 MIP.  The Restricted Stock Units are expected to be granted on or around December 1, 2018 and will vest in full on the one year anniversary of the date of grant, subject to certain continued service conditions.  The Restricted Stock Units will be granted pursuant to the terms of the Company’s 2017 Equity Incentive Plan and Form of Restricted Stock Unit Award Agreement previously approved and filed with the Securities Exchange Commission as Exhibit 10.30 to the Company’s Registration Statement on Form S-1 filed on October 17, 2017, and Exhibit 10.2 to the Current Report on Form 8-K filed on April 4, 2018, respectively.  This action was taken to further align the interests of senior executives with the interests of the Company's shareholders.
On June 22, 2018, each of the named executive officers executed an amendment to his employment agreement providing that annual bonus payments, if any, may be made in cash or in equity.  The foregoing description of such amendments is qualified entirely by reference to the form of amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

10.1	Form Amendment to Employment Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2018		EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Chief Financial Officer